                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report for Hughes Markets, Inc. and Subsidiaries dated May 10, 1996, except for the matters disclosed in Note 11 for which the date is November 20, 1996, included in Quality Food Centers, Inc.'s previously filed Form 8-K/A dated February 20, 1997 and to the reference to our Firm under the "Experts" section included in or made a part of this registration statement.



                                       /s/ ARTHUR ANDERSEN LLP

                                       ARTHUR ANDERSEN LLP


Los Angeles, California
January 23, 1998

                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made a part of this registration statement.



                                       /s/ ARTHUR ANDERSEN LLP

                                       ARTHUR ANDERSEN LLP


Los Angeles, California
January 23, 1998